UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2012

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2330 North Loop 1604 West
San Antonio, Texas 78248
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On November 29, 2012, NuStar Energy L.P. (the “Partnership”) will host a management conference call at 9:00 a.m. Central Time which will include a presentation (the “Presentation”) to provide updates on the recent Eagle Ford Shale asset acquisition, the San Antonio refinery sales process and the Partnership’s internal growth capital program. In addition, management plans to provide updated earnings and capital spending guidance for 2012 through 2014 during the Presentation. The slides attached to this report were prepared in connection with the Presentation.  The slides are included in Exhibit 99.1 to this report and are incorporated herein by reference.  The slides will be available on the Partnership’s website at www.nustarenergy.com.  Additionally, a live audio webcast and replays of the Presentation will be available beginning at approximately 9:00 a.m. (Central Time) on November 29, 2012 on the “Investors” section of its website at www.nustarenergy.com.

The information in this report is being furnished, not filed, pursuant to Regulation FD.  Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.

Statements contained in the exhibit to this report that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect management’s current judgment regarding the direction of the business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in the report. These forward-looking statements can generally be identified by the words “anticipates,” “believes,” “expects,” “plans,” “intends,” “estimates,” “forecasts,” “budgets,” “projects,” “could,” “should,” “may” and similar expressions. These statements reflect management’s current views with regard to future events and are subject to various risks, uncertainties and assumptions.

The Partnership undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Partnership’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see the Partnership’s annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	EXHIBIT
Exhibit 99.1	Slides from presentation to be used on November 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: November 29, 2012			By:	/s/ Amy L. Perry
				Name:	Amy L. Perry
				Title:	Vice President, Assistant General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT
Exhibit 99.1	Slides from presentation to be used on November 29, 2012.